CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report on the Touchstone Series Trust dated February 16, 2000 incorporated in Pre-Effective Amendment No. 1 to the Registration Statement (1933 Act File No. 333-95787 and 1940 Act File No. 811-03651) of Countrywide Strategic Trust.

                                        /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
March 27, 2000